Exhibit 99.3      Sarbanes-Oxley Act - Section 906



               STATEMENT FURNISHED PURSUANT TO SECTION 906 OF THE
               SARBANES-OXLEY ACT OF 2002, 18 U.S.C. SECTION 1350

The undersigned, David M. Bradley, is the President and Chief Executive Officer of North Central Bancshares, Inc. (the Company").

This statement is being furnished in connection with the filing by the Company of the Company's Form 10-Q for the first quarter ended March 31, 2003(the "Report").

By execution of this statement, I certify that:

         A) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934
                  (15 U.S.C. 78m(a) or 78o(d)) and

         B) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods covered by the Report.

This statement is authorized to be attached as an exhibit to the Report so that this statement will accompany the Report at such time as the Report is filed with the Securities and Exchange Commission, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350. It is not intended that this statement be deemed to be filed for purposes of the Securities Exchange Act of 1934, as amended.



May 14, 2003                             /s/ David M. Bradley
------------                             -----------------------------------
Dated                                    David M. Bradley, President and CEO



A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

               STATEMENT FURNISHED PURSUANT TO SECTION 906 OF THE
               SARBANES-OXLEY ACT OF 2002, 18 U.S.C. SECTION 1350




The undersigned, John L. Pierschbacher, is the Treasurer of North Central Bancshares, Inc. (the Company").

This statement is being furnished in connection with the filing by the Company of the Company's Form 10-Q for the first quarter ended March 31, 2003 (the "Report").

By execution of this statement, I certify that:

         A) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934
                  (15 U.S.C. 78m(a) or 78o(d)) and

         B) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods covered by the Report.

This statement is authorized to be attached as an exhibit to the Report so that this statement will accompany the Report at such time as the Report is filed with the Securities and Exchange Commission, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350. It is not intended that this statement be deemed to be filed for purposes of the Securities Exchange Act of 1934, as amended



May 14, 2003                                   /s/ John L. Pierschbacher
------------                                   --------------------------------
Dated                                          John L. Pierschbacher, Treasurer


A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.